2026 Annual Shareholders’ Meeting May 20, 2026 NASDAQ: FVCB

This presentation may contain statements relating to future events or future results of FVCBankcorp, Inc. (“FVCB”) that are considered “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent plans, estimates, objectives, goals, guidelines, expectations, intentions, projections and statements of FVCB’s beliefs concerning future events, business plans, objectives, expected operating results and the assumptions upon which those statements are based. Forward- looking statements include without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and are typically identified with words such as “may,” “could,” “should,” “will,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “aim,” “intend,” “plan,” or words or phases of similar meaning. FVCB cautions that the forward-looking statements are based largely on expectations and are subject to a number of known and unknown risks and uncertainties that are subject to change based on factors which are, in many instances, beyond FVCB’s control. Actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements. The following factors, among others, could cause FVCB’s financial performance to differ materially from that expressed in such forward-looking statements: general business and economic conditions, including higher inflation and its impacts, nationally or in the markets that FVCB serves could adversely affect, among other things, real estate valuations, and increases in loan delinquencies and defaults; unemployment levels, the ability of businesses to remain viable, consumer and business confidence, and consumer or business spending, which could lead to decreases in demand for loans, deposits, and other financial services that FVCB provides and increases in loan delinquencies and defaults; the concentration of FVCB’s business in and around the Washington, D.C. metropolitan area and the effects of changes in the economic, political, and environmental conditions on this market, shutdowns of the U.S. government, including potential reductions in spending by the U.S. government and related reductions in the federal workforce; the impact of the interest rate environment on our business, financial condition and results of operation, and its impact on the composition and costs of deposits, loan demand, and the values and liquidity of loan collateral, securities, and interest sensitive assets and liabilities; changes in FVCB's liquidity requirements could be adversely affected by changes in its assets and liabilities; changes in the assumptions underlying the establishment of reserves for possible credit losses and the possibility that future credit losses may be higher than currently expected; the management of risks inherent in FVCB’s real estate portfolio, and the risk of a prolonged downturn in the real estate market, which could impair the value of loan collateral and the ability to sell collateral upon any foreclosure; changes in market conditions, specifically declines in the commercial and residential real estate market, volatility and disruption of the capital and credit markets, and soundness of other financial institutions FVCB does business with; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System, inflation, interest rate, market and monetary fluctuations; FVCB's investment securities portfolio is subject to credit risk, market risk, and liquidity risk as well as changes in the estimates used to value the securities in the portfolio; declines in FVCB's common stock price or the occurrence of what management would deem to be a triggering event that could, under certain circumstances, cause FVCB to record a noncash impairment charge to earnings in future periods; the effect of any change in federal government enforcement of federal laws affecting the cannabis industry; potential exposure to fraud, negligence, computer theft and cyber-crime, and FVCB’s ability to maintain the security of their data processing and information technology systems; the impact of changes in bank regulatory conditions, including laws, regulations and policies concerning capital requirements,deposits insurance premiums, taxes, securities, and the application thereof by regulatory bodies; the effect of changes in accounting policies and practices, as may be adopted from time to time by bank regulatory agencies, the Securities and Exchange Commission (the “SEC”), the Public Company Accounting Oversight Board, the Financial Accounting Standards Board or other accounting standards setting bodies; competitive pressures among financial services companies, including the timely development of competitive new products and services and the acceptance of these products and service by new and existing customers; the effect of acquisitions and partnerships FVCB may make, including, without limitation, the failure to achieve the expected revenue growth and/or expense savings from such acquisitions; FVCB's involvement, from time to time, in legal proceedings and examination and remedial actions by regulators; geopolitical conditions, including trading restrictions and tariffs, and acts or threats of terrorism and/or military conflicts, or actions taken by the United States or other governments in response to trade restrictions and tariffs, and acts or threats of terrorism and/or military conflicts, which could impact business and economic conditions in the United States and abroad; and the occurrence of significant natural disasters, including severe weather conditions, floods, health related issues or emergencies, and other catastrophic events. The foregoing factors should not be considered exhaustive and should be read together with other cautionary statements that are included in FVCB’s Annual Report on Form 10-K for the year ended December 31, 2025, including those discussed in the section entitled “Risk Factors,” and in FVCB’s other periodic and current reports filed with the SEC. If one or more of the factors affecting forward-looking information and statements proves incorrect, then FVCB’s actual results, performance or achievements could differ materially from those expressed in, or implied by, forward-looking information and statements contained in this presentation. Therefore, FVCB cautions you not to place undue reliance on its forward-looking information and statements. FVCB will not update the forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict their occurrence or how they will affect FVCB’s operations, financial condition or results of operations. Use of Non-GAAP Financial Measures This presentation includes certain financial information that is calculated and presented on the basis of methodologies that are not in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). These non-GAAP financial measures include pre-tax pre-provision return on average assets, pre-tax pre-provision return on average equity, tangible book value, tangible common equity, tangible assets and efficiency ratio. The non-GAAP financial measures included in this presentation do not replace the presentation of FVCB’s GAAP financial results, should not be considered as a substitute for operating results determined in accordance with GAAP and may not be comparable to other similarly titled measures of other companies. These measurements provide supplemental information to assist management, as well as certain investors, in analyzing FVCB’s core business, capital position and results of operations. FVCB has chosen to provide this additional information to investors because it believes that these measures are meaningful in assisting investors to evaluate FVCB’s core ongoing operations, results and financial condition. Reconciliations of the non-GAAP financial measures provided in this presentation to the most directly comparable GAAP measures can be found in the appendix of this presentation. Forward-Looking Statements; Non-GAAP Information 2

FVCB Company Snapshot (1) Consolidated financial data as of the three months ended March 31, 2025, unless otherwise noted. (2) Nonperforming assets defined as nonaccruals, loans past-due 90 days or more, and other real estate owned. (3) Non-GAAP financial measure. See the reconciliation included in the appendix to this presentation. 3 2 1 3 5 4 8 6 7 LPO

Technology Deployment Driving Top-Tier Performance

Strategically Aligned Solutions

Lending

- **Loan origination** platform provides paperless workflow solution and automates approval process and tickler tracking
- **Automated borrowing base certification** (Accounts Receivable Financing) streamlines process for government contracting customers and lender
- **Automated warehouse lending platform** allows timely response with limited resources
- **Automated construction loan functionality** for lender, borrower, title insurance, and inspector
- **Lightning Lending** provides digital lending experience for small businesses

Treasury and Payments

- **Online deposit account opening** for businesses and consumers
- **Zelle** for customers who use peer-to-peer digital payment processing
- **Q2 Digital Platform** delivers online banking solutions and treasury management services with maximum flexibility
- **Business Insights** provides cashflow analysis, forecasting, and guidance to business customers
- **Z Suite** is a digital platform that provides the Bank's 1031 exchange and property manager clients an efficient solution to handle three-party accounts and sub-ledgering

Enterprise-Wide

- **Data analytics** functionality (KlariVis[1]) which provides:
  - Immediate access to better communicate and respond to customers
  - Dashboards to easily analyze activity for all areas of the Bank
  - Board reports without requiring significant time-consuming preparation
- **Robotic process automation** has reduced risk of error and reduced processing time from hours to minutes. Collectively, hundreds of hours have been saved on daily, weekly, monthly, and periodic repetitive manual processes
- **FinTech investment** in cutting-edge JAM FINTOP Blockchain Fund[1]

*FVCbankcorp, Inc. has invested in KlariVis and JAM FINTOP Blockchain Fund.

FVCBankcorp, Inc.

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Quarter Ended March 31, 2026 5 • Net Income Increased 24% Compared to the Year Ago Quarter and 13% Compared to the Linked Quarter. The Company reported net income of $6.4 million for the quarter ended March 31, 2026 compared to net income of $5.2 million for the quarter ended March 31, 2025, an increase of $1.2 million, or 24%. Compared to the linked quarter, net income increased $739 thousand, or 13%, from $5.6 million for the quarter ended December 31, 2025. Diluted earnings per share were $0.35 for the quarter ended March 31, 2026 compared to $0.28 for the quarter ended March 31, 2025, an increase of 25%. Compared to the quarter ended December 31, 2025, diluted earnings per share for the first quarter of 2026 increased $0.04, or 13%, from $0.31. • Return on average assets for the quarter ended March 31, 2026 Increased to 1.17%. This was an increase from 1.00% for the quarter ended December 31, 2025, and an increase from 0.94% for the year ago quarter ended March 31, 2025. Return on average equity increased to 10.04% for the quarter ended March 31, 2026, compared to 8.94% for the quarter ended December 31, 2025, and 8.61% for the year ago quarter ended March 31, 2025. • Net Interest Margin Increased to 3.26%, Up 15% Compared to the Year Ago Quarter. For the quarter ended March 31, 2026, net interest margin improved 21 basis points to 3.26% from 3.05% for the three months ended December 31, 2025, the ninth consecutive quarter of margin improvement, and increased 43 basis points, or 15%, compared to 2.83% for the first quarter of 2025. • Core Deposits Grew 3% During the Quarter; 7% Year-Over-Year. Core deposits increased $55.5 million, or 3%, to $1.77 billion at March 31, 2026 compared to $1.71 billion at December 31, 2025, and increased $111.1 million, or 7%, when compared to $1.66 billion at March 31, 2025. During the quarter, wholesale deposits decreased $25.0 million, or 9%, to end at $260.0 million at March 31, 2026. • Continued Solid Credit Quality. Loans past due 30 days or more totaled $3.3 million at March 31, 2026, a decrease of $4.7 million, or 59%, from $8.0 million at December 31, 2025. Nonperforming loans to total assets increased to 0.52% at March 31, 2026 from 0.48% at December 31, 2025.

Relationship Driven Model Continues to Create Balance Sheet Leverage Total Assets ($M) Total Loans, Net of Fees ($M) Total Deposits ($M) CAGR: 4.9% CAGR: 5.3% CAGR: 5.5% 6 Track Record of Strong Growth and Profitability $1,821 $2,203 $2,344 $2,191 $2,199 $2,292 $2,335 2020 2021 2022 2023 2024 2025 2026 1Q $1,466 $1,504 $1,840 $1,829 $1,870 $1,941 $1,923 2020 2021 2022 2023 2024 2025 2026 1Q $1,532 $1,884 $1,830 $1,845 $1,871 $1,997 $2,028 2020 2021 2022 2023 2024 2025 2026 1Q

Track Record of Strong Growth and Profitability (1) Non-GAAP financial measure. See the reconciliation included in the appendix to this presentation. (2) Excludes non-recurring transaction costs of $1.4 million for 2021, $0.13 million for 2022, $16.0 million for 2023 and $2.4 million for 2024. Net Income and Pre-Tax Pre-Provision Income (non-GAAP) ($M)1 Net Interest Margin (%) • For 1Q ‘26, net interest margin was 3.26% and efficiency ratio was 54.0%. • Robust market opportunities with relationship driven growth strategy. • Technology and operating efficiencies provide ability to scale. • Core deposit relationships, commitment to technology and high touch service. Income, Expense and Efficiency Ratio (non-GAAP) (%)1 7 2 $62.2 $68.1 $56.6 $58.1 $67.4 $18.3 $33.1 $34.3 $36.2 $35.8 $37.6 $9.9 53.2% 50.4% 64.0% 56.7% 55.7% 54.0% 2021 ² 2022 ² 2023 ² 2024 ² 2025 ² 2026 1Q ² Income (1) Expense (1) Efficiency(1) Drivers of Earnings Growth: $21.9 $25.0 $3.8 $15.1 $22.1 $6.4 $29.2 $33.7 $20.4 $22.3 $29.8 $8.7 2021 ² 2022 ² 2023 ² 2024 ² 2025 ² 2026 1Q ² Net Income Pre-tax pre-provision income (1) 3.09% 3.19% 2.49% 2.62% 2.92% 3.26% 2021 ² 2022 ² 2023 ² 2024 ² 2025 ² 2026 1Q ²

The L. Burwell Gunn Citizenship Award 8 Each year, FVCBank identifies one or more nonprofit organizations to award funds from the L. Burwell Gunn Citizenship Award to support these organizations ongoing efforts to help the communities we serve. This year’s recipient is: NAMI Northern Virginia’s mission: Our mission is to serve Northern Virginia individuals, family members, and friends affected by mental health challenges through awareness, education, support, advocacy, and collaboration with community partners. Founded in 1977 by four families with adult children experiencing mental illness, NAMI Northern Virginia is the largest affiliate of the National Alliance on Mental Illness (NAMI) in Virginia. Since our founding, NAMI NoVA has fought for families and individuals impacted by mental health conditions. We promote community wellness, break down barriers to mental health care, and provide support and expertise for families, professionals, and individuals throughout Northern Virginia. At NAMI Northern Virginia, we have the courage to believe that healing is possible and believe in the power of hope. National Alliance on Mental Health (NAMI) Northern Virginia

2026 Annual Shareholders’ Meeting May 20, 2026 NASDAQ: FVCB

Appendix: Non-GAAP Financial Measures 10

Appendix: Non-GAAP Financial Measures 11